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                                                                    EXHIBIT 6



                            ARTHUR ANDERSEN LLP



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83654 for Hartford Life Insurance
Company Separate Account Five on Form S-6.



                                         /s/ Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997